Supplement dated August 23, 2017

to the

Prospectuses dated May 1, 2016

for

CWA VA Advantage IV Variable Annuity

CWA VA Preferred Plus Variable Annuity

Commonwealth Horizon Variable Annuity

Issued By

Commonwealth Annuity and Life Insurance Company

through its

Commonwealth Annuity Separate Account A

The Board of Trustees of Pioneer Variable Contracts Trust considered and approved the termination and liquidation of the Pioneer Emerging Markets VCT Portfolio (the “Sub-Account”) to take place on or about November 1, 2017 (the “Liquidation Date”). In addition, the Sub-Account will close to new Purchase Payments on or about October 31, 2017.

Effective as of the close of business on October 31, 2017, any Contract Value allocated to the Pioneer Emerging Markets VCT Portfolio will be automatically transferred to the Goldman Sachs Government Money Market Fund. In addition, you will no longer be able to make transfers of Contract Value to the affected Sub-Account, including program trades effective as of the close of business on October 31, 2017. You may transfer any Contract Value in the affected Sub-Account to other investment options currently available under your Contract prior to the Liquidation Date.

Also, effective as of the close of business on October 31, 2017: (1) any Dollar Cost Averaging and Automatic Asset Rebalancing programs that make allocations to the affected Sub-Account will be terminated; and (2) Systematic Withdrawal Plans will continue uninterrupted and will be automatically updated to reflect the Goldman Sachs Government Money Market Fund, unless you provide us with new instructions prior to the Liquidation Date.

Upon completion of the liquidation, all references to the Pioneer Emerging Markets VCT Portfolio in the prospectus are deleted.

This Supplement Should Be Retained with Your Prospectus for Future Reference.